                                                                Exhibit (10)(g)

                                   ONEOK, Inc.

                              EMPLOYEE NONQUALIFIED
                           DEFERRED COMPENSATION PLAN

                Amended and Restated Effective February 15, 2001

                                   ONEOK, Inc.
                EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN

                               Table of Contents

ARTICLE I - PURPOSE...........................................................1
-------------------
   1.1      Statement of Purpose; Effective Date..............................1
            ------------------------------------
ARTICLE II - DEFINITIONS......................................................1
------------------------
   2.1      Account...........................................................1
            -------
   2.2   Base Salary..........................................................1
         -----------
   2.3   Beneficiary..........................................................2
         -----------
   2.4   Board................................................................2
         -----
   2.5   Bonus................................................................2
         -----
   2.6   Change in Control....................................................2
         -----------------
   2.7   Code.................................................................5
         ----
   2.8   Committee............................................................5
         ---------
   2.9   Compensation.........................................................5
         ------------
   2.10  Corporation..........................................................5
         -----------
   2.11  Deferral Account.....................................................5
         ----------------
   2.12  Deferral Benefit.....................................................5
         ----------------
   2.13  Determination Date...................................................5
         ------------------
   2.14  Disability...........................................................6
         ----------
   2.15  Employee.............................................................6
         --------
   2.16  Eligible Employee....................................................6
         -----------------
   2.17  Employer.............................................................6
         --------
   2.18  ERISA................................................................6
         -----
   2.19  Exchange Act.........................................................6
         ------------
   2.20  Fiscal Year..........................................................6
         -----------
   2.21  Investment Return Rate...............................................6
         ----------------------
   2.22  Just Cause...........................................................6
         ----------
   2.23  KGS Deferred Compensation Plan.......................................7
         ------------------------------
   2.24  KGS Deferred Benefit Account.........................................7
         ----------------------------
   2.25  Key Employee Incentive Plan..........................................7
         ---------------------------
   2.26  Long-Term Deferral...................................................7
         ------------------
   2.27  Lump Sum Merit Award.................................................7
         --------------------
   2.28  Matching Account.....................................................8
         ----------------
   2.29  Matching Amount......................................................8
         ---------------
   2.30  Matching Percentage..................................................8
         -------------------
   2.31  Participant..........................................................8
         -----------
   2.32  Participation Agreement..............................................8
         -----------------------
   2.33  Person...............................................................8
         ------
   2.34  Plan.................................................................8
         ----
   2.35  Plan Year............................................................8
         ---------
   2.36  Retirement...........................................................8
         ----------
   2.37  Retirement Plan......................................................9
         ---------------
   2.38  Shares...............................................................9
         ------
   2.39  Short-Term Deferral..................................................9
         -------------------
   2.40  Subsidiary...........................................................9
         ----------
   2.41  Thrift Plan..........................................................9
         -----------
   2.42  Trust................................................................9
         -----
ARTICLE III  - Eligibility and Participation..................................9
--------------------------------------------
   3.1   Eligibility..........................................................9
         -----------

   3.2  Participation........................................................10
        -------------
   3.3  Elections to Participate Irrevocable.................................10
        ------------------------------------
   3.4  Exclusion from Eligibility...........................................10
        --------------------------
ARTICLE IV - DEFERRAL OF COMPENSATION........................................10
-------------------------------------
   4.1  Amount and Time of Deferral..........................................10
        ---------------------------
   4.2  Deferral Periods.....................................................11
        ----------------
   4.3  Committee Authority; Deferral of Compensation........................11
        ---------------------------------------------
   4.4  Matching Amounts.....................................................11
        ----------------
   4.5  Crediting Deferred Compensation and Matching Amounts.................12
        ----------------------------------------------------
ARTICLE V - BENEFIT ACCOUNTS.................................................12
----------------------------
   5.1  Determination of Account.............................................12
        ------------------------
   5.2  Crediting of Investment Return; Other Items to
        ----------------------------------------------
           Participant Accounts..............................................12
           --------------------
   5.3  Investment Return Rate; Designated Deemed Investment.................13
        ----------------------------------------------------
   5.4  Statement of Accounts................................................13
        ---------------------
   5.5  Vesting of Account...................................................13
        ------------------
   5.6  Administration and Crediting of KGS Deferred
        --------------------------------------------
           Benefit Accounts..................................................13
           ----------------
ARTICLE VI - PAYMENT OF BENEFITS.............................................14
--------------------------------
   6.1  Payment of Long-Term Deferred Benefit;
        --------------------------------------
           Retirement Eligible Participant...................................14
           -------------------------------
   6.2  Payment of Short-Term Deferral Benefit...............................14
        --------------------------------------
   6.3  Payment of Deferral Benefit upon Disability or Death.................14
        ----------------------------------------------------
   6.4  Lump Sum Payment of Deferral Benefit Upon Termination
        -----------------------------------------------------
           of Employment; Participant Not Eligible for Vested
           --------------------------------------------------
        Retirement Plan Benefits.............................................15
        ------------------------
   6.5  Form of Payment......................................................15
        ---------------
   6.6  Commencement of Payments.............................................15
        ------------------------
   6.7  Additional Amount As To Certain Retirement
        ------------------------------------------
           Plan Participants.................................................16
           -----------------
   6.8  Specific Term Deferrals..............................................16
        -----------------------
   6.9  Payment of KGS Deferred Benefit Accounts.............................16
        ----------------------------------------
   6.10 Hardship Payment of Deferrals....... ................................17
        -----------------------------
ARTICLE VII - BENEFICIARY DESIGNATION........................................17
-------------------------------------
   7.1  Beneficiary Designation..............................................17
        -----------------------
   7.2  Amendments...........................................................17
        ----------
   7.3  No Designation.......................................................17
        --------------
   7.4  Effect of Payment....................................................17
        -----------------
ARTICLE VIII - ADMINISTRATION................................................17
-----------------------------
   8.1  Plan Committee; Duties...............................................18
        ----------------------
   8.2  Agents...............................................................18
        ------
   8.3  Binding Effect of Decisions..........................................18
        ---------------------------
   8.4  Indemnity of Committee...............................................19
        ----------------------
ARTICLE IX - MERGER AND CONSOLIDATION........................................19
-------------------------------------
ARTICLE X - AMENDMENT AND TERMINATION OF PLAN................................19
---------------------------------------------
   10.1  Amendment...........................................................19
         ---------
   10.2  Termination.........................................................19
         -----------
ARTICLE XI - PLAN EFFECT, LIMITATIONS, MISCELLANEOUS PROVISIONS ..............19
---------------------------------------------------------------
   11.1  Nature of Employer Obligation; Funding..............................20
         --------------------------------------
   11.2  Trusts..............................................................20
         ------
   11.3  Nonassignability....................................................20
         ----------------
   11.4  Captions............................................................21
         --------
   11.5  Governing Law.......................................................21
         -------------
   11.6  Successors..........................................................21
         ----------
   11.7  No Right to Continued Service.......................................21
         -----------------------------
EXHIBIT A.....................................................................1
---------
EXHIBIT B.....................................................................2
---------
EXHIBIT C.....................................................................3
---------
EXHIBIT D.....................................................................5
---------

                                   ONEOK, Inc.
                EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN


                               ARTICLE I - PURPOSE
                               -------------------

1.1    Statement of Purpose; Effective Date
       ------------------------------------

This ONEOK, Inc. Employee Nonqualified Deferred Compensation Plan (the "Plan") and related agreements between the Employer and certain management or highly compensated employees is an unfunded, nonqualified deferred compensation plan and arrangement. The purpose of the Plan is to provide a select group of management and highly compensated employees of the Employer with the option to defer the receipt of portions of their compensation payable for services rendered to the Employer, and provide nonqualified deferred compensation benefits which are not available to such employees by reason of limitations on employer and employee contributions to qualified pension or profit-sharing plans under the federal tax laws.

It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and managers of the Employer; and the Plan is intended to constitute a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of, and as described in Section 201(2) and related provisions of ERISA.

The Plan is generally effective on May 15, 1997, but shall first apply to the deferral of Compensation by Participants thereunder beginning on June 1, 1997. The Plan was amended and restated November 1, 1999, October 19, 2000 and February 15, 2001.


                            ARTICLE II - DEFINITIONS
                            ------------------------

When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

2.1  Account.
     -------

"Account" means the sum of a Participant's Deferral Account and Matching Account under the Plan.

2.2  Base Salary.
     -----------

"Base Salary" means a Participant's basic wage or salary paid by an Employer to the Participant without regard to any increases or decreases in such basic wage or salary as a result of (i) an election to defer basic wage or salary under this Plan or (ii) an election between benefits or cash provided under a plan of an Employer maintained pursuant to Sections 125 or 401(k) of the

Code, and as limited in Exhibit B attached hereto. The Base Salary does not include any Lump Sum Merit Award paid to a Participant, nor any Bonus, as defined in Section 2.5, below.

2.3  Beneficiary.
     -----------

"Beneficiary" means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant's death.

2.4  Board.
     -----

"Board" means the Board of Directors of the Corporation.

2.5  Bonus.
     -----

"Bonus" means the cash bonus paid by the Employer to a Participant under the Key Employee Incentive Plan without regard to any decreases as a result of (i) an election to defer all or any portion of such Bonus under this Plan or (ii) an election between benefits or cash provided under the Thrift Plan or any other plan of the Employer maintained pursuant to Section 401(k) of the Code.

2.6  Change in Control.
     -----------------

A "Change in Control" shall mean the occurrence of any of the following:

       (a) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.6, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Corporation (for purposes of this definition, a "Related Entity"), (ii) the Corporation or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

       (b) The individuals who, as of February 15, 2001, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board of Directors; or, following a Merger which results in a Parent Corporation, the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (c)      The consummation of:

                  (i) A merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued ( a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                           (A)      the stockholders of the Corporation,
immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                           (B)      the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

                           (C)      no Person other than (1) the Corporation,
(2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Corporation or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation.

                  (ii) A complete liquidation or dissolution of the Corporation; or

             (iii) The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Corporation's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing,

         (A) A Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if:
(1) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Corporation which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (2) (a) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Corporation that such acquisition would have triggered a Change in Control (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (b) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities.

         (B) A Change in Control shall not be deemed to occur if (1) the Shareholder Group (as defined in the Shareholder Agreement) acquires Beneficial Ownership of fifteen percent (15%) or more of the Corporation's Voting Securities pursuant to the terms of the Shareholder Agreement, by and between WAI, Inc. (now known as ONEOK, Inc.) and Western Resources, Inc. dated as of November 26, 1997 (the "Shareholder Agreement"), until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, but upon either of such events, the acquisition or existence of such percentage of Beneficial Ownership by Western Resources, Inc. or any of its affiliates shall constitute a Change in Control or (2) the equity securities of the Corporation owned by the Shareholder Group are in any manner restructured with the approval of a majority of the members of the Incumbent Board (excluding Shareholder Nominees, as defined in the Shareholder Agreement).

Notwithstanding anything in this Plan to the contrary, if an Eligible Employee's employment is terminated by the Corporation without Just Cause prior to the date of a Change in Control but the

Eligible Employee reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

2.7  Code.
     ----

"Code" means the Internal Revenue Code of 1986, and Treasury regulations thereunder, as amended from time to time.

2.8  Committee.
     ---------

"Committee" means the Executive Compensation Committee of the Board of Directors of the Corporation.

2.9  Compensation.
     ------------

"Compensation" means the Base Salary and Bonus payable with respect to an Eligible Employee for each calendar year.

2.10  Corporation.
      -----------

"Corporation" means ONEOK, Inc., its successors and assigns, or any division or Subsidiary thereof.

2.11  Deferral Account.
      ----------------

"Deferral Account" means the account maintained on the books of the Employer for the purpose of accounting for the amount of Compensation that each Participant elects to defer under the Plan and for the amount of investment return credited or debited thereto for each Participant in accordance with
Article V.

2.12  Deferral Benefit.
      ----------------

"Deferral Benefit" means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI.

2.13  Determination Date.
      ------------------

"Determination Date" means a date on which the amount of a Participant's Account is determined and updated as provided in Article V. Each December 31 of a calendar year shall be the Determination Date.

2.14  Disability.
      ----------

"Disability" shall mean a physical or mental condition of a Participant, which the Committee, in its sole discretion, determines on the basis of medical evidence satisfactory to it, prevents the Participant from engaging in further employment by the Employer and that such disability will be permanent and continuous.

2.15  Employee.
      --------

"Employee" means an employee of the Corporation or a Subsidiary.

2.16  Eligible Employee.
      -----------------

"Eligible Employee" means a highly compensated or management employee of the Corporation who is designated by the Committee, by individual name, or group or description, in accordance with Section 3.1, as eligible to participate in the Plan.

2.17  Employer.
      --------

"Employer" means, with respect to a Participant, the Corporation or the Subsidiary which pays such Participant's Compensation.

2.18  ERISA.
      -----

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.19  Exchange Act.
      ------------

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.20  Fiscal Year.
      -----------

"Fiscal Year" means the fiscal year of the Corporation which prior to January 1, 2000, was the fiscal year commencing September 1 and ending the following August 31, and on and after January 1, 2000, is the fiscal year commencing January 1 and ending the following December 31. On and after January 1, 2000, the Fiscal Year and Plan Year (as defined below) shall be the same period commencing January 1 and ending the following December 31.

2.21  Investment Return Rate.
      ----------------------

"Investment Return Rate" means the rate of investment return to be credited to a Participant's Deferral Account and Matching Account pursuant to Section 5.2, which rate shall be specified in Section 5.3 and Exhibit "C" attached hereto.

2.22  Just Cause.
      ----------

"Just Cause" shall mean the Employee's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Employee's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or Subsidiary); any violation by the Employee of any covenant not to compete with the Corporation (or a division or Subsidiary); any act of dishonesty by the Employee which adversely affects the business of the Corporation (or a division or Subsidiary); any willful or intentional act of the Employee which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or Subsidiary); the Employee's use of alcohol or drugs which interferes with the Employee's performance of duties as an employee of the Corporation (or a division or Subsidiary); or the Employee's failure or refusal to perform the specific directives of the Corporation's Board, or its officers which directives are consistence with the scope and nature of the Employee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or Subsidiary), which is hereby acknowledged, to terminate the Employee's employment at any time without cause.

2.23  KGS Deferred Compensation Plan.
      ------------------------------

"KGS Deferred Compensation Plan" means the KGS Deferred Compensation Plan of the Corporation which was merged into and succeeded by this Plan effective January 1, 1999.

2.24  KGS Deferred Benefit Account.
      ----------------------------

"KGS Deferred Benefit Account" means a Deferred Benefit Account of a Participant in the KGS Deferred Compensation Plan merged with the Plan January 1, 1999, which shall be maintained, administered, paid and distributed in accordance with the provisions of Sections 5.6, 6.9 and other applicable provisions of the Plan not inconsistent therewith.

2.25  Key Employee Incentive Plan.
      ---------------------------

"Key Employee Incentive Plan" means the Key Employee Annual Incentive Plan of the Corporation.

2.26  Long-Term Deferral.
      ------------------

"Long-Term Deferral" means a deferral made by a Participant that is not a Short-Term Deferral.

2.27  Lump Sum Merit Award.
      --------------------

"Lump Sum Merit Award" means a Lump Sum Merit Award granted and paid to a Participant pursuant to the merit compensation program of the Corporation and its Subsidiaries.

2.28  Matching Account.
      ----------------

"Matching Account" means the account maintained on the books of the Employer for the purpose of accounting for the Matching Amount and for the amount of investment return credited thereto for each Participant pursuant to Article V.

2.29  Matching Amount.
      ---------------

"Matching Amount" means the amount credited to a Participant's Matching Account under Section 4.4.

2.30  Matching Percentage.
      -------------------

"Matching Percentage" means the matching contribution percentage in effect for a specific Plan Year under the Thrift Plan.

2.31  Participant.
      -----------

"Participant" means any Eligible Employee who elects to participate by filing a Participation Agreement as provided in Section 3.2.

2.32  Participation Agreement.
      -----------------------

"Participation Agreement" means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2.

2.33  Person.
      ------

"Person" means an individual, a trust, estate, partnership, limited liability company, association, corporation or other entity.

2.34  Plan.
      ----

"Plan" means this ONEOK, Inc. Employee Nonqualified Deferred Compensation Plan, as amended from time to time.

2.35  Plan Year.
      ---------

"Plan Year" means a twelve-month period commencing January 1 and ending the following December 31; provided, that the first Plan Year of the Plan shall commence June 1, 1997, and end December 31, 1997.

2.36  Retirement.
      ----------

"Retirement" means the voluntary termination of employment of a Participant when retirement benefits become payable to the Participant under the Retirement Plan.

2.37  Retirement Plan.
      ---------------

"Retirement Plan" means the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

2.38  Shares.
      ------

"Shares" means the common stock, par value $0.01 per share, of the Corporation and any other securities into which such shares are changed or for which such shares are exchanged.

2.39  Short-Term Deferral.
      -------------------

"Short-Term Deferral" means a deferral elected by a Participant under which payment of the Deferral Benefit shall commence on a date specified by the Participant, but not less than five (5) years after the Participant's election thereof; provided, that the Committee, may, in its sole discretion, determine and direct that a shorter period, of not less than one (1) year, be applied to any Short-Term Deferral.

2.40  Subsidiary.
      ----------

"Subsidiary" means any corporation of which the Corporation owns, directly or indirectly, at least a majority of the shares of stock having voting power in the election of directors of such corporation.

2.41  Thrift Plan.
      -----------

"Thrift Plan" means the Thrift Plan for Employees of ONEOK, Inc. and
Subsidiaries.

2.42  Trust.
      -----

"Trust" means a trust created and established pursuant to Section 11.2 of the Plan, or otherwise by the Corporation with respect to the Plan.

                   ARTICLE III - Eligibility and Participation
                   -------------------------------------------

3.1  Eligibility.
     -----------

Eligibility to participate in the Plan shall be granted to those Eligible Employees who are designated by the Committee and approved by the Board. Subject to Section 3.4, below (providing for exclusion of Employees not qualifying under certain definitional terms of federal law), the Committee shall adopt a complete written list and/or designation of the Eligible Employees, by individual name or by reference to an identifiable group of persons or by descriptions of the components of compensation of an individual which would qualify the individuals who are eligible to participate, and all of whom shall be a select group of management or highly compensated employees. The written list and/or designation of Eligible Employees by the Committee, as approved by the Board, from time to time, shall be adopted and maintained as provided in Exhibit A attached hereto.

3.2  Participation.
     -------------

Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by timely filing a Participation Agreement with the Committee. An Eligible Employee shall commence participation in the Plan upon the first day of the Plan Year or Fiscal Year as the case may be, designated in his or her Participation Agreement filed with the Committee prior to the beginning of such Plan Year. The Committee, with the Board's approval, may in its sole discretion, allow individuals who become Eligible Employees after the beginning of a Plan Year to elect to participate in the Plan for the remaining part of such Plan Year.

3.3  Elections to Participate Irrevocable.
     ------------------------------------

A Participant may not change a previously elected percentage of deferral of Compensation, or terminate his or her election to participate in the Plan for a Plan Year. Except as may otherwise determined and approved by the Committee, a Participant's election to defer Base Salary and Bonus shall only be effective as of the beginning of the next Plan Year following receipt of the Participant's election by the Corporation. Determinations on all elections and of any effective dates other than as specified above, shall be made by the Committee in accordance with its prevailing administrative procedures.

3.4  Exclusion from Eligibility.
     --------------------------

Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA, or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to the vested amount credited to the Participant's Account. Upon such payment, no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his or her Account will be deemed to be canceled.

                      ARTICLE IV - DEFERRAL OF COMPENSATION
                      -------------------------------------

4.1  Amount and Time of Deferral.
     ---------------------------

With respect to each Plan Year, a Participant may elect to defer a specified percentage of his or her Compensation up to the percentage of Compensation stated, and subject to the terms described in Exhibit B attached hereto; provided, that each Participant must elect a minimum deferral of two percent (2%) of his or her Base Salary for a Plan Year, and elect a minimum deferral of ten percent (10%) of all or the portion above a specified threshold of a Participant's Bonus for a Plan Year, and all deferrals elected must be in one percent (1%) increments of Compensation. Except as otherwise determined by the Committee and expressly stated in pertinent documents governing such elections approved by the Committee, a Participant's election to defer that part of Compensation which constitutes Base Salary for a Plan Year shall be made prior to the first day of that Plan Year; and a Participant's election to defer that part of Compensation which constitutes Bonus for a Plan Year shall be made prior to the first day of that Plan Year. Unless otherwise specifically stated in a Participant's election to defer Compensation, an election to defer Compensation of Base Salary shall apply only to the next Plan Year following such election, and an election to defer Bonus shall apply only to the next Plan Year following such election. Except as otherwise directed by the Committee, Participants in the Plan shall make separate and new elections to defer Base Salary and Bonus each Plan Year. For the Fiscal Years of the Corporation beginning prior to January 1, 2000, all requirements for timing of elections of Participants to defer Bonus which were heretofore provided by the Plan with respect to such Fiscal Years shall remain applicable and effective unless otherwise determined and directed by the Committee, in its sole discretion. For the Plan Year and Fiscal Year in which the Plan is initially established, a Participant may elect to defer compensation to be paid to the Participant for services to be performed by the Participant in such Plan Year or Fiscal Year after such election if such election is made on or before May 31, 1997.

4.2  Deferral Periods.
     ----------------

A Participant shall be allowed to defer Compensation under the Plan by making either a Long-Term Deferral or a Short-Term Deferral. The Participant shall elect and designate his or her deferral period as either a Long-Term Deferral or a Short-Term Deferral in the Participation Agreement filed with the Committee for a Plan Year.

4.3  Committee Authority; Deferral of Compensation.
     ---------------------------------------------

Notwithstanding anything to the contrary expressed or implied in the Plan, the Committee may, in its sole discretion, determine and direct that the amount of deferral and period of deferral which may be elected for Compensation, Base Salary or Bonus payable to Participants for any particular Plan Year or Fiscal Year, or other period of service, be limited to an amount or amounts, and for a period or periods other than that which is otherwise generally provided herein; and the Committee may from time to time, in its sole discretion, also determine and direct that all or part of the Bonus payable to Participants for any period of service shall be deferred only for the period or periods of deferral determined solely by the Committee without any election thereon by Participants.

4.4  Matching Amounts.
     ----------------

The Employer shall provide and credit a Matching Amount under this Plan with respect to each Participant who is eligible to be allocated matching contributions under the Thrift Plan; except that the Committee may, prior to any Plan Year, make a determination not to provide for the crediting of Matching Amounts for that Plan Year. The Matching Amount to be credited to a

Participant's Matching Account for a Plan Year shall be an amount equal to the excess of (i) the Participant's matching contribution percentage under the Thrift Plan for the Plan Year multiplied by the Participant's Compensation from the Employer in that Plan Year, over (ii) the amount of Thrift Plan matching contributions made by the Employer that are allocated to the Participant's Thrift Plan account for that Plan Year; it being intended that a Participant shall have credited to his or her Matching Account the amount of matching contributions which could not be allocated to the Participant's Thrift Plan account for the Plan Year by reason of all limitations on compensation and contributions applicable to Thrift Plan matching contributions under the Code and Treasury regulations thereunder.

4.5  Crediting Deferred Compensation and Matching Amounts.
     ----------------------------------------------------

The amount of Compensation that a Participant elects to defer from Base Salary under the Plan shall be credited by the Employer to the Participant's Deferral Account monthly (or, on and after January 1, 2001, as of the date such amounts would have otherwise been paid to the Participant), provided that the Employer shall reduce the deferral amount credited by the amount of any taxes or other amounts required to be withheld by the Employer from a Participant's deferred Compensation pursuant to any state, federal or local law. The Matching Amount under the Plan for each Participant under Section 4.4 shall be credited by the Employer no later than the time that matching contributions are allocated under the Thrift Plan. The amount of compensation that a Participant elects to defer from Bonus under the Plan shall be credited by the Employer to the Participant's Deferral Account at the time the Bonus is paid to the Participant under the Key Employee Incentive Plan.

                          ARTICLE V - BENEFIT ACCOUNTS
                          ----------------------------

5.1  Determination of Account.
     ------------------------

As of each Determination Date, a Participant's Account shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's deferred Compensation and Matching Amount credited pursuant to Section 4.4 since the immediately preceding Determination Date, plus investment return credited as of such Determination Date pursuant to Section 5.2, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Determination Date.

5.2  Crediting of Investment Return; Other Items to Participant Accounts.
     -------------------------------------------------------------------

The Deferral Account and Matching Account of each Participant shall be periodically credited and increased, or debited and reduced, as the case may be, by the amount of investment return specified under Section 5.3. The Deferral Account and Matching Account of each Participant shall also be debited and credited for any deemed purchases or sales of, or other deemed transactions involving securities provided for under the Plan. The Deferral Account and Matching Account shall be so credited and debited not less frequently than monthly in the manner established and determined from time to time by the Committee, in its sole discretion. The manner in which the Committee determines that Participants" accounts shall be so debited or credited shall be described in written rules or procedures which shall be stated from time to time by a written description thereof which shall be attached to this Plan as Exhibit "D," and furnished to the Participants in the Plan.

5.3  Investment Return Rate; Designated Deemed Investment.
     ----------------------------------------------------

The Investment Return Rate shall be determined in the manner specified in Exhibit "C" attached hereto. To the extent the Investment Return Rate specified in Exhibit "C" attached hereto, applied to a Participant's deferrals includes a rate that is to be determined from deemed investment of such Participant's Account in investment options specified therein, the Committee shall prescribe the manner and form in which a Participant may designate the deemed investment of deferrals and other amounts in his or her Account. A Participant will be allowed to change such designation of deemed investment monthly or with such other frequency as specified by the Committee, in its sole discretion. Provided, that notwithstanding anything to the contrary stated or implied by the Plan, including all Exhibits thereto, the use, reference to or consideration of any such deemed investments made by the Committee or Plan, or designated by Participants, the Committee and the Corporation shall not be obligated to make or cause to be made any particular type or form of investment with respect to the funding or payment of the Deferral Benefits or Deferral Accounts of Participants under the Plan, and no Participant shall have the right to direct or in any manner control any actual investments, if any, made by the Employer or any other person for purposes of providing funds for paying liabilities of the Employer for benefits or otherwise under the Plan. No Participant shall have any ownership or beneficial interest in any such actual investments made by the Employer.

5.4  Statement of Accounts.
     ---------------------

The Committee shall provide to each Participant in the Short-Term Deferral Plan within 120 days after the close of each Plan Year, a statement setting forth the balance of such Participant's Account as of the Determination Date of the preceding Plan Year and showing all adjustments made thereto during such Plan Year. The Committee shall provide to each Participant in the Long-Term Deferral Plan, not less frequently than quarterly, a statement setting forth the balance of such Participant's Account as of the last date of the preceding quarter in any Plan Year and showing all adjustments made thereto during such quarter of any Plan Year.

5.5  Vesting of Account.
     ------------------

Except as provided in Sections 11.1 and 11.2, below, a Participant shall be 100% vested in his or her Deferral Account and Matching Account at all times.

5.6  Administration and Crediting of KGS Deferred Benefit Accounts.
     -------------------------------------------------------------

Each Deferred Benefit Account previously maintained and existing under the KGS Deferred Compensation Plan on December 31, 1998, shall become a KGS Deferred Benefit Account under the Plan and be maintained and administered under the Plan on and after January 1, 1999. The

KGS Deferred Benefit Account of a Participant shall be maintained and administered in accordance with, and be subject to all the terms and provisions of the Plan on and after January 1, 1999. Notwithstanding anything to the contrary expressed or implied in the Plan, on and after January 1, 2000, interest shall be credited to each such KGS Deferred Benefit Account for amounts therein which would have constituted a Short-Term Deferral, if such amounts had been deferred under this Plan, at the same rate as the Investment Return Rate specified for a Participant's Short-Term Deferral under the provisions of paragraph A. of Exhibit C to the Plan; and interest shall be credited to each such KGS Deferred Benefit Account for amounts therein which would have been a Long-Term Deferral, if such amounts had been deferred under this Plan, at the same rate as the Investment Rate specified for a Participant's Long-Term Deferral under the provisions of paragraph B.1. of Exhibit C to the Plan. Such interest shall be credited to KGS Deferred Benefit Accounts of Participants in accordance with Section 5.2, above

                        ARTICLE VI - PAYMENT OF BENEFITS
                        --------------------------------

6.1  Payment of Long-Term Deferred Benefit; Retirement Eligible Participant.
     ----------------------------------------------------------------------

Upon the termination of service as an Employee of the Employer by a Participant who is then entitled to commence receiving payment of a fully vested benefit under the Retirement Plan, the Employer shall pay to the Participant a Deferral Benefit in the form of benefit payment specified in the Participant's written election pursuant to Section 6.5.

6.2  Payment of Short-Term Deferral Benefit.
     --------------------------------------

A Short-Term Deferral shall be paid to a Participant beginning on the date specified by the Participant in his or her Participation Agreement, and shall be paid in the form of benefit payment specified in the Participant's written election pursuant to Section 6.5; provided, that no part of a Short-Term Deferral may be paid prior to five (5) years following the Participant's election thereof.

6.3  Payment of Deferral Benefit upon Disability or Death.
     ----------------------------------------------------

Upon the Disability of a Participant, the Employer shall pay to the Participant, or the Participant's personal representative, a Deferral Benefit in annual payments for either five (5) or fifteen (15) years, or in a single lump sum equal to the balance of the Participant's Account determined pursuant to Article V, less any amounts previously paid and distributed. The Participant with a Disability, or the disabled Participant's personal representative, shall elect which term of payment is to be paid. Upon the death of a Participant the Participant's Account shall be paid to the Participant's Beneficiary. If the Participant has elected Long-Term Deferral the Deferral Benefit shall be paid to the Beneficiary over the time period elected by the Participant commencing as soon as practicable after the time of death of the Participant. If the Participant has elected a Short-Term Deferral the Deferral Benefit shall be paid to the Beneficiary in a single lump sum payment.

6.4  Lump Sum Payment of Deferral  Benefit Upon  Termination  of  Employment;
     ------------------------------------------------------------------------
Participant  Not Eligible for Vested Retirement Plan Benefits.
-------------------------------------------------------------

Upon the termination of service of a Participant as an Employee of the Employer prior to the time such Participant is entitled to commence receiving payment of a fully vested benefit under the Retirement Plan, and not by reason of such Participant's Disability or death, the Employer shall pay to the Participant a Deferral Benefit equal to the balance of the Participant's vested Account determined pursuant to Article V, less any amounts previously paid and distributed, in a single lump sum. This payment shall be made notwithstanding any other period or time of payment that has been elected by the Participant.

6.5  Form of Payment.
     ---------------

The Deferral Benefit payable to a Participant shall be paid in one of the following forms, as elected by the Participant in his or her Participation Agreement on file as of one (1) year and one (1) day prior to the date of termination:
     (a) For Participants who elect a Long-Term Deferral, the Deferral Benefit shall be paid in one of the following elected forms:
          (1) In annual payments of the vested Account balance, on and after the payment commencement date over a period of either five (5) or fifteen (15) years (together, in the case of each annual payment, with investment return thereon credited after the payment commencement date pursuant to Section 5.2), with the amount of each such annual payment to be determined by multiplying the remaining principal amount and undistributed income in the Participant's Account by a fraction, the numerator of which is one (1) and the denominator of which shall be the number of remaining annual payments, including the payment then being calculated; or
          (2)   A lump sum.
     (b) For Participants who elect a Short-Term Deferral, the Deferral Benefit shall be paid in one of the following elected forms:
          (1) Annual payments of a fixed amount which shall amortize the vested Account balance, on and after the payment commencement date over a period of from one (1) to four (4) years (together, in the case of each annual payments with investment return thereon credited after the payment commencement to Section 5.2), with the amount of each such annual payment to be determined by multiplying the remaining principal amount and undistributed income in the Participant's Account by a fraction, the numerator of which is one (1) and the denominator of which shall be the number of remaining annual payments, including the payment then being calculated; or
          (2)   A lump sum.

6.6  Commencement of Payments.
     ------------------------

Except as otherwise provided in Section 6.2 (minimum five (5) year deferral), the commencement of payments under Sections 6.1 through 6.4, above, shall begin within sixty (60) days following receipt of written notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan.

6.7 Additional Amount As To Certain Retirement Plan Participants.
    ------------------------------------------------------------

The Corporation shall pay to a Participant or his or her survivor beneficiary, as the case may be, an additional amount equal to the amount by which such Participant's retirement benefit under the Retirement Plan is reduced by reason of the deferred compensation elected by the Participant under the Plan not being taken into account in the calculation of such Participant's retirement benefit under the Retirement Plan, but only if such deferred compensation is not taken into account in determining a retirement benefit or payment payable to such Participant under the ONEOK, Inc. Supplemental Executive Retirement Plan (SERP) nor under any other plan, arrangement or agreement of the Corporation other than this Plan. An additional amount payable to a Participant, or his or her beneficiary, under this Section 6.7 shall be paid at the same time and in the same form as such Participant's retirement benefit is paid under the Retirement Plan. This Section 6.7 shall apply with respect to such Retirement Plan benefits paid to Participants in this Plan on and after June 1, 1997.

6.8 Specific Term Deferrals.
    -----------------------

The Corporation may, from time to time, offer to Participants the opportunity to otherwise defer specific amounts of Base Salary or Bonus for a specific duration and to then be paid out in installments prior to Retirement. These deferrals will be accounted for separately and will be paid out pursuant to an election that applies only to that deferral. The specific terms of each offering will be described in a written memorandum that will be attached to this document. Except where specifically provided otherwise in such memorandum, the terms of such deferrals will adhere to all of the other provisions of the Plan.

6.9 Payment of KGS Deferred Benefit Accounts.
    ----------------------------------------

The KGS Deferred Benefit Account of any Participant shall be paid and distributed in accordance with the pertinent terms and provisions of the KGS Deferred Compensation Plan governing distribution and payment of Deferred Benefit Accounts to Participants thereunder in effect as of December 31, 1998, and the elections made by a Participant in his or her KGS Deferred Compensation Plan Participation Agreement and Beneficiary Designation, all of which are incorporated herein by reference; provided however, that notwithstanding the foregoing, the KGS Deferred Benefit Account of any participant who terminates employment with the Corporation, or has terminated employment with the Corporation at any time prior to January 1, 2000, other than by Retirement or by reason of Disability or death, shall on and after that date be paid and distributed in a lump sum payment in like manner and at the time otherwise provided for under Section 6.4 of the Plan. Any such Beneficiary Designation for a KGS Deferred Benefit Account may be changed by a Participant to the extent otherwise permissible under the Plan.

6.10 Hardship Payment of Deferrals.
     -----------------------------

In the case of hardship, a Participant may apply in writing to the Corporation, or its designated agent, for the immediate distribution of all or part of his or her Deferral Benefit. Such a hardship distribution, however, will involve a substantial penalty, and each such distribution from the Participant's Deferral Benefit made under this provision shall be reduced by a penalty equal to six percent (6%) of the total amount of the distribution. The amount of the penalty shall be forfeited by the Participant. In addition, the Participant must continue to defer Compensation subsequent to such distribution in accordance with the Participant's election and will not be permitted to elect to defer Compensation attributable to the calendar year subsequent to the calendar year of the distribution. The Corporation shall have the sole discretion as to whether such distribution shall be made, and its determination shall be final and conclusive. In making its determinations, the Corporation shall follow a uniform and nondiscriminatory practice.

                      ARTICLE VII - BENEFICIARY DESIGNATION
                      -------------------------------------

7.1  Beneficiary Designation.
     -----------------------

Each Participant shall have the right, at any time, to designate any person or persons as his or her Beneficiary to whom payment under the Plan shall be made in the event of the Participant's death prior to complete distribution to the Participant of his or her Account. Any Beneficiary designation shall be made in a written instrument provided by the Committee. All Beneficiary designations must be filed with the Corporation and shall be effective only when received in writing by the Corporation.

7.2  Amendments.
     ----------

Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all the Participant's prior Beneficiary designations filed with the Committee.

7.3  No Designation.
     --------------

If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

7.4  Effect of Payment.
     -----------------

Payment to a Participant's Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant's estate) shall completely discharge the Employer's obligations under the Plan.

                          ARTICLE VIII - ADMINISTRATION
                          -----------------------------

8.1 Plan Committee; Duties.
    ----------------------

The administrative committee for the Plan shall be those members of the Committee who are not Participants, as long as there are at least three (3) such members. If there are not at least three (3) such non-participating persons on the Committee, the Chief Executive Officer of the Corporation shall appoint other non-participating Directors or Corporation officers to serve on the Committee. The Committee shall supervise the administration and operation of the Plan, may from time to time adopt rules and procedures governing the Plan and shall have authority to give interpretive rulings with respect to the Plan. The Committee shall have such other powers and duties as are specified in this Plan as the same may from time to time be constituted, and not in limitation but in amplification of the foregoing, the Committee shall have power, to the exclusion of all other persons, to interpret the provisions of this instrument, to decide any disputes which may arise hereunder; to construe and determine the effect of Participant Agreements, elections, beneficiary designations, and other actions and documents; to determine all questions that shall arise under the Plan, including questions as to the rights of Employees to become Participants, as to the rights of Participants, and including questions submitted by the trustee of a Trust created under Section 11.2 on all matters necessary for it properly to discharge its duties, powers, and obligations; to employ legal counsel, accountants, consultants and agents; to establish and modify such rules, procedures and regulations for carrying out the provisions of the Plan not inconsistent with the terms and provisions hereof, as the Committee may consider proper and desirable; and in all things and respects whatsoever, without limitation, to direct the administration of the Plan and any such Trust with the trustee being subject to the direction of the Committee. The Committee may supply any omission or reconcile any inconsistency in this instrument in such manner and to such extent as it shall deem expedient to carry the same into effect and it shall be the sole and final judge of such expediency. The Committee may adopt such rules and regulations with respect to the signature by an Employee, Participant and/or Beneficiary as to any agreements, elections or other papers to be signed by Employees or Participants or Beneficiaries and similar matters as the Committee shall determine in view of the laws of any state or states. Any act which this instrument authorizes or requires the Committee to do may be done by a majority of the then members of the Committee. The action of such majority of the members expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the Committee at the time in office, provided, however, that the Committee may, in specific instances, authorize one (1) of its members to act for the Committee when and if it is found desirable and convenient to do so.

8.2 Agents.
    ------

The Committee may appoint an individual, who may be an employee of the Corporation, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Corporation.

8.3 Binding Effect of Decisions.
    ---------------------------

Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

8.4 Indemnity of Committee.
    ----------------------

The Corporation shall indemnify and hold harmless the members of the Committee and their duly appointed agents under Section 8.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

                      ARTICLE IX - MERGER AND CONSOLIDATION
                      -------------------------------------

The KGS Deferred Compensation Plan, which was frozen and terminated December 31, 1998, shall be merged and consolidated with this Plan on and after January 1, 1999, and the Corporation shall then assume and pay all deferred compensation and benefits accrued for participants under the KGS Deferred Compensation Plan on December 31, 1998, in accordance with the pertinent terms and provisions of this Plan.

                  ARTICLE X - AMENDMENT AND TERMINATION OF PLAN
                  ---------------------------------------------

10.1 Amendment.
     ---------

The Corporation, on behalf of itself and of each Subsidiary may at any time amend, modify, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, modification, suspension or reinstatement may adversely affect any Participant's Account, as it existed as of the day before the effective date of such amendment, modification, suspension or reinstatement, without such Participant's prior written consent. Written notice of any amendment or other action with respect to the Plan shall be given to each Participant.

10.2 Termination.
     -----------

The Corporation, on behalf of itself and of each Subsidiary, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Participant Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant's Account, the crediting of investment return under Section 5.2, or the timing or method of distribution of a Participant's Account, without the Participant's prior written consent. Notwithstanding the foregoing, a termination of the Plan shall not give rise to accelerated or automatic vesting of any Participant's Matching Account.

        ARTICLE XI - PLAN EFFECT, LIMITATIONS, MISCELLANEOUS PROVISIONS
        ---------------------------------------------------------------

11.1 Nature of Employer Obligation; Funding.
     --------------------------------------

Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future.

11.2 Trusts.
     ------

Notwithstanding the foregoing, in the event of a Change in Control, the Corporation shall create an irrevocable Trust, or before such time the Corporation may create an irrevocable or revocable Trust, to hold funds to be used in payment of the obligations of Employers under the Plan. In the event of a Change in Control or prior thereto, the Employers shall fund such Trust in an amount equal to not less than the total value of the Participants' Accounts under the Plan as of the Determination Date immediately preceding the Change in Control, provided that any funds contained therein shall remain liable for the claims of the general creditors of the respective Employers. Pursuant to this
Section 11.2 the Corporation may, without further reference to or action by any Employee, Participant, or any Beneficiary from time to time enter into such further agreements with a trustee or other parties, and make such amendments to said trust agreement or such further agreements, as the Corporation may deem necessary or desirable to carry out the Plan; from time to time designate successor trustees of such a Trust; and from time to time take such other steps and execute such other instruments as the Corporation may deem necessary or desirable to carry the out the Plan. The Committee shall advise the trustee of any such Trust in writing with respect to all Deferral Benefits which become payable under the terms of the Plan and shall direct the trustee to pay such Deferral Benefits from the respective Participants' Accounts, and the Committee shall have authority to otherwise deal with and direct the trustee of such a Trust in matters pertinent to the Plan. It is intended that any Trust created hereunder is to be treated as a "grantor" trust under the Code, and the establishment of such a Trust is not intended to cause a Participant to realize current income on amounts contributed thereto, such a Trust is not intended to cause the Plan to be "funded" under ERISA and the Code, and any such Trust shall be so interpreted.

11.3 Nonassignability.
     ----------------

No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate such Participant's or Beneficiary's interest in any such benefit (including the Deferral Account) to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written instrument with the

Secretary of the Corporation and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the "Terminated Participant"). As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Employer and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

11.4 Captions.
     --------

The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

11.5 Governing Law.
     -------------

The provisions of the Plan shall be construed and interpreted according to the laws of the State of Oklahoma.

11.6 Successors.
     ----------

The provisions of the Plan shall bind and inure to the benefit of the Corporation, its Subsidiaries, and their respective successors and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation or a Subsidiary and successors of any such corporation or other business entity.

11.7 No Right to Continued Service.
     -----------------------------

Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity.

                                       ONEOK, Inc.

                                       By:
                                          ----------------------------------
                                          David Kyle
                                          Chairman of the Board,
                                          Chief Executive Officer and President

                                    EXHIBIT A
                                    ---------

                                   ONEOK, Inc.
                EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN

                                          Re: Section 3.1 - Eligible Employees
                                              --------------------------------
                                              Effective Date: January 20, 2000

Except as otherwise specifically determined by the Committee, Eligible Employees who may participate in the Plan shall be designated in writing by the Chief Executive Officer, or his designee, each Plan Year during the period after November 1 and prior to the next January 1 ("Designation Period"), with such designation to indicate the Eligible Employees for the Fiscal Year next following such Designation Period who shall be each Employee who (i) had Base Salary on November 1 of that Plan Year, which places such Employee in the group of Employees consisting of the top two percent (2%) of the Employees when ranked on the basis of Base Salary, (ii) is designated on such November 1 to be at least within Pay Grade 12 or its deemed equivalent, as established by the Corporation, and (iii) is so designated by name in writing in an instrument signed by the Chief Executive Officer of the Corporation, or his designee. The Corporation's designation of Eligible Employees for a Plan Year shall be reported to and approved by the Board in accordance with its directions.

An Employee must be an Eligible Employee prior to the beginning of a Plan Year in order to participate in the Plan for such Plan Year, unless otherwise determined by the Committee and approved by the Board.

A list of the Eligible Employees who are so designated and approved for a Plan Year shall be made by the Chief Executive Officer, or his designee, the Committee, or by a duly authorized representative of the Committee, and be maintained with the Plan in the records of the Corporation.

                                    EXHIBIT B
                                    ---------

                                   ONEOK, Inc.
               EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN

                                          Re: Section 4.1 - Amount of Deferral
                                              --------------------------------
                                              Effective Date: January 1, 1999

As of the date above, and effective until this Exhibit is modified by the Committee and Board, the table below indicates the types of Compensation that are eligible for deferral at the designated percentages stated:

                                Minimum Percentage        Maximum Percentage
     Type of Compensation       That Must Be Deferred     That May be Deferred
     --------------------       ---------------------     --------------------
     Base Salary                       2%                        *100%

     Bonus (or the portion above      10%                        *100%
       a specified threshold)

A Participant may defer Compensation only in 1% increments of Base Salary and/or Bonus.

*The Participant's deferral shall be after deductions and withholding of amounts applicable to deferrals made by the Participant pursuant to other employee benefit plans of the Employer under Code Sections 125 and 401(k), and after deduction and withholding of all income and employment taxes required, as determined by the Committee and Employer, under uniform rules and procedures.

                                    EXHIBIT C
                                    ---------

                                   ONEOK, Inc.
               EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN

                                      Re: Section 2.21 - Investment Return Rate
                                          -------------------------------------
                                                             Date: July 1, 1999

A.   Short-Term Deferrals
     --------------------
     For amounts deferred by a Participant as a Short-Term Deferral, the Investment Return Rate for the time period from June 1, 1997 through December 31, 1997, is the Five-Year Treasury Bond Rate on the first day of June 1997. The rate credited during each successive calendar year will be the Five-Year Treasury Bond Rate as of the first business day of January of that year.

B.   Long-Term Deferrals

     The Investment Return Rate on a Participant's Long-Term Deferral shall be the rate determined pursuant to the following:

     1. For amounts deferred by a Participant as a Long-Term Deferral the Investment Return Rate for the time period from June 1, 1997 through December 31, 1997, the Moody's AAA 30-Year Bond Index as published in The Wall Street Journal on June 1, 1997, plus 100 basis
                       -----------------------
          points. The rate credited during each successive calendar year will be the published Moody's AAA 30-Year Bond Index as of January 1 of that year plus 100 basis points; provided, that such rate shall be credited to amounts deferred by a Participant on and after July 1, 1999, only if such rate is elected by the Participant, as herein provided.

     2. On and after July 1, 1999, a Participant may elect to have the Investment Return Rate on his or her Long-Term Deferral be an amount which is essentially equivalent to the amount of gains, losses and earnings that would result if the Participant's Deferred Compensation Account was at all times invested in the investment options available under the Thrift Plan which are to be designated under this Plan by the Participant.

          A Participant electing a Long-Term Deferral Investment Return Rate under this paragraph 2 shall so designate such deemed investment of his/her Deferred Compensation Account in the manner and form, and at such times as prescribed by the Committee. A Participant shall be allowed to change such designation at least once each calendar quarter, or more frequently as determined by the Committee, in its sole discretion. Such Investment Return Rate shall be determined and calculated in the manner determined by the Committee, in its sole discretion, and added to or deducted from the Participant's Deferred Compensation Account periodically, not less frequently than annually. Such Investment Return Rate shall be so credited to or deducted from a Participant's Deferred Compensation Account until all payments with respect thereto have been made to the Participant, or to the Participant's designated Beneficiary pursuant to the Plan. The Employer shall not be liable or otherwise responsible for any decrease in a Participant's Deferred
          Compensation Account because of the investment performance resulting from application of the foregoing provisions which make the Investment Return Rate on a Participant's Long-Term Deferrals under the Plan equivalent to the investment return that is realized by deemed investment of the Participant's Deferred Compensation Account in Thrift Plan investment options designated by the Participant.

          Notwithstanding the foregoing, the Employer shall not be required to actually invest amounts deferred by a Participant nor the Deferred Compensation Account of any Participant in any particular form, type or amount of investment, and no Participant shall have the right to direct or in any manner control the actual investments, if any, made by the Employer or any other person for purposes of providing funds for paying the liabilities of the Employer for benefits or otherwise under the Plan; and a Participant shall not have any ownership or beneficial interest in any such actual investments that may be made by the Employer. In no event shall any Participant or Beneficiary have a right to receive an amount under the Plan other than that of a general unsecured creditor of the Employer notwithstanding the foregoing provisions with respect to the measurement and determination of a Participant's Investment Return Rate on his/her Long-Term Deferral by reference to the performance of deemed investments in Thrift Plan investment options designated by the Participant.

     3. On and after July 1, 1999, a Participant shall be entitled to elect to have either the Investment Return Rate described in paragraph B.1., above, or the Investment Return Rate described in paragraph B.2., above, credited to and deducted from his or her Long-Term Deferrals under the Plan. A Participant shall make an election of such Investment Return Rate at the time and in the manner prescribed by the Committee.

                                    EXHIBIT D
                                    ---------

                                   ONEOK, Inc.
                EMPLOYEE NONQUALIFIED DEFERRED COMPENSATION PLAN
                   Adopted By Executive Compensation Committee
                                October 21, 1999

                                    Re: Section 5.2 - Crediting and Debiting of
                                        ---------------------------------------
                                        Investment Return, Other Items To
                                        ---------------------------------
                                        Participant Accounts
                                        --------------------

                                                Date: November 1, 1999

     (1) The Deferral Account and Matching Account of each Participant shall be periodically credited and increased, or debited and reduced, as the case may be, by the amount of investment return specified under Section 5.3. of the Plan.

     (2) Prior to January 1, 2001 and except as otherwise provided herein, the Deferral Account and Matching Account shall be credited and debited with investment return and losses, if any, not less frequently than on a monthly basis, at the beginning of each calendar month based on the average balance of the Participant's Deferral Account and Matching Account, respectively since the beginning of the next preceding calendar month, but after such Accounts have been adjusted for any deferrals, credits, debits, distributions and payments for such period. On and after January 1, 2001 and except as otherwise provided herein, the Deferral Account and Matching Account shall be credited and debited with investment return and losses, if any, not less frequently than on a monthly basis after such Accounts have been adjusted for any deferrals, credits, debits, distributions and payments.

     (3) A Participant's Accounts will be charged with cost of any deemed purchases of securities and credited with proceeds of any deemed sales of securities which may be considered as made in respect to the Investment Return Rate specified in Exhibit "C" of the Plan by reason of changes in deemed investments designated by such Participant, in substantially the same manner as would occur if such securities were being purchased or sold by a Participant under the Thrift Plan. The Committee may, in its sole discretion, allocate, charge and credit other items and amounts to such deemed purchases and sales in a manner comparable to the administration of such items under the Thrift Plan.

     (4) Prior to January 1, 2001, all of a Participant's deferrals of Base Salary in a calendar month shall be deemed to be made on the first day of such calendar month and will be credited and debited with investment return from that day. On and after January 1, 2001, all of a Participant's deferrals of Base Salary in a calendar month shall be deemed to be made as of the date it otherwise would have been paid to the Participant.

     (5) A Participant deferral of Bonus will be credited and debited with investment return from the date of deferral.

     (6) Until a Participant or his or her Beneficiary receives his or her entire account, the unpaid balance thereof shall be credited and debited with investment return as provided in Section 5.2. of the Plan.